Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and
Shareholders
of The Marsico Investment Fund


In planning and performing our audit of
the financial statements of The Marsico
Investment Fund the Trust as of and for
the year ended September 30, 2008, in
accordance with the standards of the
Public Company Accounting Oversight
Board United States, we considered the
Trusts internal control over financial
reporting, including controls over
safeguarding securities, as a basis for
designing our auditing procedures for
the purpose of expressing our opinion
on the financial statements and to
comply with the requirements of Form N-
SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Trusts internal
control over financial reporting.
Accordingly, we do not express an
opinion on the effectiveness of the
Trusts internal control over financial
reporting.

The management of the Trust is
responsible for establishing and
maintaining effective internal control
over financial reporting.  In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of controls.
A Trusts internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability of
financial reporting and the preparation
of financial statements for external
purposes in accordance with generally
accepted accounting principles.  A
Trusts internal control over financial
reporting includes those policies and
procedures that 1 pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the Trust
2 provide reasonable assurance that
transactions are recorded as necessary
to permit preparation of financial
statements in accordance with generally
accepted accounting principles, and
that receipts and expenditures of the
Trust are being made only in accordance
with authorizations of management and
trustees of the Trust and 3  provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a Trusts assets that
could have a material effect on the
financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements.  Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance with the
policies or procedures may deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees, in
the normal course of performing their
assigned functions, to prevent or
detect misstatements on a timely basis.
A material weakness is a deficiency, or
a combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a material
misstatement of the Trusts annual or
interim financial statements will not
be prevented or detected on a timely
basis.

Our consideration of the Trusts
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control over
financial reporting that might be
material weaknesses under standards
established by the Public Trust
Accounting Oversight Board United
States.  However, we noted no
deficiencies in the Trusts internal
control over financial reporting and
its operation, including controls over
safeguarding securities, that we
consider to be material weaknesses as
defined above as of September 30, 2008.

This report is intended solely for the
information and use of management and
the Board of Trustees of The Marsico
Investment Fund and the Securities and
Exchange Commission and is not intended
to be and should not be used by anyone
other than these specified parties.





PricewaterhouseCoopers LLP
November 6, 2008